UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2019

Date of reporting period:	March 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Small Cap Value Fund

Annual report
2 | 28 | 19

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PSLAX

Putnam
Small Cap Value
Fund

Annual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 5, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/19. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

2 Small Cap Value Fund

How was the market environment for stocks during the 12 months ended February 28, 2019?

Despite solid U.S. economic data and higher corporate earnings for much of the period, stock markets were quite volatile and marked by historic swings. Faced with a barrage of headlines about U.S.–China trade tensions, rising interest rates, slowing global growth, and geopolitical worries, investors became more cautious and moved into safer investments. The sell-off in equities was especially noteworthy in the fourth quarter of 2018, with December posting the worst monthly performance since 1931.

The Federal Reserve remained committed to a measured approach in its monetary policy. That sentiment led to the third rate increase during the reporting period — and fourth during calendar 2018 — in December. However, with global growth slowing and investor and business confidence waning, the Fed’s comments became more dovish at the December meeting. The change in the Fed’s messaging, which showed a willingness to be “patient,” sparked a strong rebound in the equity markets, which continued for the

Small Cap Value Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Value Fund

balance of the period. Some further optimism crept into the markets as U.S.–China trade negotiations progressed, with the Trump administration’s decision to delay new tariffs that had been scheduled for March 1, 2019.

How did small-cap value stocks and the fund perform in this environment?

For the 12-month period ended February 28, 2019, the fund underperformed its benchmark, the Russell 2000 Value Index, and the average return for the funds in its Lipper peer group. This was largely due to sector allocation strategies. Overweight positions in the energy and materials industries were major contributors since these sectors were the worst performing in the benchmark during the period. Energy and materials stocks faced several headwinds, including volatile commodity prices, weaker growth in emerging markets, and the sharp stock market sell-off in the fourth quarter. Those factors weighed on companies with weaker balance sheets.

The fund’s relatively large underweight exposure to utilities detracted from results. Utilities were the best-performing industry within the benchmark due to investors’ preference for lower-risk strategies and the decline in long-term interest rates following the Fed’s forecast of two rate hikes in 2019 instead of three. While we increased the fund’s utility holdings during the period, the portfolio still remained underweight at period-end given our view that the industry was overvalued.

What stocks proved most disappointing during the period?

The fund’s investments in the oil and natural gas producer Chaparral Energy was the leading detractor. While Chaparral made strides strengthening its cash flow, in our view, the decline in oil prices was a major setback for the company. We still hold the stock but trimmed back the position as part of our effort to reduce the fund’s overweight in energy.

Evoqua Water Technologies, which provides water and wastewater treatment systems for municipalities and industrial customers, also detracted. The company’s results for the fourth quarter of 2018 and full-year results for fiscal 2018 fell short of market expectations due to troubled product launches, acquisition system-integration issues, and supply chain disruptions as a result of tariffs. We sold the holding at a loss as part of our broader strategy to trim the fund’s exposure to high-volatility stocks.

The stock of Lions Gate Entertainment, the producer of television and movie content, fell due to weak box office performance and declining revenue. One bright spot for the company was the success of shows on its proprietary Starz channel, including Outlander and American Gods, which have attracted increasing numbers of subscribers. With a slate of upcoming shows on Starz and international expansion plans, we are holding on to Lions Gate as a value play and, in our view, a potential acquisition target in a consolidating industry.

What were some holdings that contributed to performance results?

The fund’s top-performing holding was Clean Harbors, a provider of environmental, energy, and industrial services, including hazardous waste cleanup and disposal. The company benefited from strong pricing that offset cost pressures during the period. We added to the position during the market correction in the fourth quarter of 2018, which was timely and beneficial given the stock’s strong appreciation during the market rebound in the closing months of the period. Before period-end, we

Small Cap Value Fund 5

had reduced the position, selling shares to lock in profits.

Clarus, which specializes in outdoor equipment and lifestyle products focused on skiing and climbing and in skin care products, also helped results. In our view, the company has a strong culture of innovation and has been opportunistic in acquiring “super-fan brands” to augment its product line. Clarus was a relatively undiscovered company with low Wall Street coverage when we purchased the stock. We remain upbeat about the company’s ability to grow earnings and generate attractive shareholder returns.

DMC Global was another highlight and represents an energy-related company that performed well despite falling oil prices. DMC operates in industrial infrastructure, providing explosive metalworking, and in oilfield products and services where it produces advanced explosive components and systems used to perforate oil and gas wells in a process called fracking. As a result of the success of its technology, DMC has been gaining market share and growing revenue and profits, all of which was reflected in its rising stock price during the period.

You assumed management of the fund on January 31, 2019. How would you describe your investment approach?

Our small-cap value team searches the market for companies that we believe are priced at a discount to their intrinsic value and that have a catalyst to unlock value that has not yet been fully realized by investors. Our bottom-up investment process relies on stock selection rather than overarching themes, such as predictions about the direction of the economy, market volatility, or acquisition targets, that might tilt the portfolio too narrowly in a single direction. Rather, we seek to add value in each sector of the benchmark while attempting to limit overall risk and risk relative to the benchmark.

What is your outlook in the coming months?

Large-cap growth stocks led gains in 2017 and 2018. Therefore, we believe that investing in small-cap value stocks represents a timely opportunity to find overlooked or less well-known stocks with attractive return potential. Some small companies are at the beginning of their corporate life cycle and have the potential

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

6 Small Cap Value Fund

to grow at high rates for a longer period compared with large companies, in our view.

At the beginning of the period, the fund was overweight cyclical stocks, which are dependent on economic growth, and underweight defensive stocks, which are more resilient in a market downturn. In the final months of the period, we began to move the fund to a more balanced profile. As the new fiscal year begins, we will continue to reduce most of the sector over/underweights relative to the benchmark with the objective of ensuring that stock selection continues as the primary driving force for performance. As always, we look to minimize the impact of market fluctuations by investing in companies that, in our view, offer attractive long-term growth potential, a competitive edge, and fundamental business strength.

Thank you, Mike, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Small Cap Value Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/13/99)
Before sales charge	8.95%	329.46%	15.69%	26.30%	4.78%	38.88%	11.57%	–2.78%
After sales charge	8.62	304.76	15.01	19.04	3.55	30.89	9.39	–8.37
Class B (5/3/99)
Before CDSC	8.70	310.30	15.16	21.69	4.00	35.82	10.75	–3.57
After CDSC	8.70	310.30	15.16	20.50	3.80	33.65	10.15	–7.42
Class C (7/26/99)
Before CDSC	8.53	298.58	14.83	21.67	4.00	35.85	10.75	–3.60
After CDSC	8.53	298.58	14.83	21.67	4.00	35.85	10.75	–4.37
Class M (3/29/00)
Before sales charge	8.41	308.71	15.12	23.22	4.27	36.93	11.05	–3.27
After sales charge	8.22	294.41	14.71	18.91	3.52	32.14	9.73	–6.66
Class R (3/30/07)
Net asset value	8.67	318.71	15.40	24.71	4.52	37.84	11.29	–3.07
Class R5 (11/1/13)
Net asset value	9.22	341.95	16.02	28.53	5.15	40.34	11.96	–2.50
Class R6 (11/1/13)
Net asset value	9.25	343.86	16.07	28.99	5.22	40.74	12.07	–2.39
Class Y (1/3/01)
Net asset value	9.20	339.84	15.97	27.89	5.04	39.94	11.85	–2.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

8 Small Cap Value Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after six years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 2000 Value Index	9.52%	319.94%	15.43%	36.85%	6.48%	51.91%	14.95%	4.42%
Lipper Small-Cap Value
Funds category average*	9.69	324.75	15.41	26.85	4.76	43.19	12.65	1.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/19, there were 294, 265, 236, 159, and 51 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $41,030 and $39,858, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $39,441. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $41,871, $44,195, $44,386 and $43,984, respectively.

Small Cap Value Fund 9

Fund price and distribution information For the 12-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.094609		$0.045872	$0.038740	$0.061919		$0.073212	$0.120760	$0.129081	$0.111250
Capital gains
Long-term
gains	0.278679		0.278679	0.278679	0.278679		0.278679	0.278679	0.278679	0.278679
Short-term
gains	1.512141		1.512141	1.512141	1.512141		1.512141	1.512141	1.512141	1.512141
Return
of capital*	0.064571		0.031308	0.026440	0.042261		0.049968	0.082420	0.088099	0.075930
Total	$1.950000		$1.868000	$1.856000	$1.895000		$1.914000	$1.994000	$2.008000	$1.978000
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
2/28/18	$13.06	$13.86	$10.21	$10.16	$11.44	$11.85	$12.76	$13.79	$13.78	$13.74
2/28/19	10.63	11.28	7.87	7.83	9.06	9.39	10.34	11.33	11.32	11.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

* See page 47.

10 Small Cap Value Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (4/13/99)
Before sales charge	8.73%	282.67%	14.36%	20.13%	3.74%	25.74%	7.93%	–5.29%
After sales charge	8.41	260.67	13.69	13.22	2.51	18.51	5.82	–10.74
Class B (5/3/99)
Before CDSC	8.49	265.58	13.84	15.73	2.96	23.01	7.15	–5.98
After CDSC	8.49	265.58	13.84	14.60	2.76	21.04	6.57	–9.74
Class C (7/26/99)
Before CDSC	8.32	254.20	13.48	15.61	2.94	22.88	7.11	–6.03
After CDSC	8.32	254.20	13.48	15.61	2.94	22.88	7.11	–6.79
Class M (3/29/00)
Before sales charge	8.19	263.28	13.77	17.14	3.21	23.87	7.40	–5.79
After sales charge	8.00	250.57	13.36	13.04	2.48	19.53	6.13	–9.09
Class R (3/30/07)
Net asset value	8.46	272.94	14.07	18.60	3.47	24.87	7.68	–5.48
Class R5 (11/1/13)
Net asset value	9.01	294.10	14.70	22.12	4.08	27.04	8.30	–4.96
Class R6 (11/1/13)
Net asset value	9.03	295.79	14.75	22.62	4.16	27.39	8.40	–4.86
Class Y (1/3/01)
Net asset value	8.99	292.52	14.65	21.67	4.00	26.75	8.22	–4.97

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Small Cap Value Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 2/28/18	1.48%	2.23%	2.23%	1.98%	1.73%	1.16%	1.06%	1.23%
Annualized expense ratio
for the six-month period
ended 2/28/19*	1.23%	1.98%	1.98%	1.73%	1.48%	0.90%	0.80%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.27%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.75	$9.24	$9.24	$8.08	$6.92	$4.21	$3.75	$4.59
Ending value (after expenses)	$886.60	$883.00	$883.10	$884.50	$885.30	$888.10	$888.40	$887.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Small Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.16	$9.89	$9.89	$8.65	$7.40	$4.51	$4.01	$4.91
Ending value (after expenses)	$1,018.70	$1,014.98	$1,014.98	$1,016.22	$1,017.46	$1,020.33	$1,020.83	$1,019.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund 13

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. You can lose money by investing in the fund.

14 Small Cap Value Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related

Small Cap Value Fund 15

to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Small Cap Value Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Small Cap Value Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Investment Funds:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Small Cap Value Fund (the “fund”), a series of the Putnam Investments Funds, including the fund’s portfolio, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of February 28, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
April 5, 2019

Small Cap Value Fund 19

The fund’s portfolio 2/28/19

COMMON STOCKS (93.9%)*	Shares	Value
Aerospace and defense (0.3%)
Vectrus, Inc. †	33,620	$906,395
		906,395
Airlines (1.5%)
JetBlue Airways Corp. †	123,835	2,068,045
Mesa Air Group, Inc. †	199,200	2,005,944
		4,073,989
Auto components (1.0%)
Cooper Tire & Rubber Co.	60,577	1,936,041
VOXX International Corp. †	121,633	608,165
		2,544,206
Banks (14.5%)
Ameris Bancorp	62,900	2,564,433
Berkshire Hills Bancorp, Inc.	32,700	1,024,164
Brookline Bancorp, Inc.	57,800	923,644
Cadence BanCorporation	59,713	1,193,663
Camden National Corp.	10,637	477,069
Chemical Financial Corp.	72,400	3,318,092
Coastal Financial Corp. (WA) †	26,974	441,025
First Horizon National Crop.	109,669	1,714,126
First Merchants Corp.	52,608	2,124,837
Franklin Financial Network, Inc.	19,000	623,200
Hancock Whitney Corp.	74,690	3,262,459
IBERIABANK Corp.	42,900	3,356,067
Independent Bank Group, Inc.	26,221	1,519,769
Investors Bancorp, Inc.	128,465	1,614,805
Pacific Premier Bancorp, Inc. †	33,000	985,050
Pinnacle Financial Partners, Inc.	50,690	2,974,996
Sterling Bancorp	148,127	3,011,422
Synovus Financial Corp.	36,585	1,451,693
Umpqua Holdings Corp.	34,900	634,482
Union Bankshares Corp.	38,900	1,383,673
Univest Corp of Pennsylvania	71,041	1,883,297
Western Alliance Bancorp †	54,700	2,530,969
		39,012,935
Beverages (0.6%)
Craft Brew Alliance, Inc. †	101,341	1,727,864
		1,727,864
Building products (1.3%)
Apogee Enterprises, Inc.	79,400	2,833,786
Quanex Building Products Corp.	45,434	781,010
		3,614,796
Capital markets (0.7%)
Donnelley Financial Solutions, Inc. †	121,650	1,728,647
		1,728,647
Chemicals (3.1%)
AdvanSix, Inc. †	29,300	959,575
Minerals Technologies, Inc.	4,315	255,448
Olin Corp.	74,600	1,929,156

20 Small Cap Value Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value
Chemicals cont.
Orion Engineered Carbons SA (Luxembourg)	85,200	$2,374,524
Tronox, Ltd. Class A	236,300	2,795,429
		8,314,132
Commercial services and supplies (3.9%)
CECO Environmental Corp. †	128,746	981,045
Charah Solutions, Inc. †	43,322	262,531
Clean Harbors, Inc. †	29,345	1,995,460
Matthews International Corp. Class A	38,600	1,535,122
Quad/Graphics, Inc.	164,200	2,395,678
SP Plus Corp. †	97,300	3,347,120
		10,516,956
Communications equipment (3.1%)
CommScope Holding Co., Inc. †	82,282	1,917,993
Digi International, Inc. †	31,000	409,200
EXFO, Inc. (Canada) †	44,915	162,143
Lumentum Holdings, Inc. †	41,100	2,044,725
Plantronics, Inc.	57,700	2,898,848
Tessco Technologies, Inc.	55,518	916,047
		8,348,956
Construction and engineering (3.0%)
Construction Partners, Inc. Class A †	61,616	761,574
Granite Construction, Inc.	29,290	1,363,742
MYR Group, Inc./DE †	59,786	2,005,222
Sterling Construction Co., Inc. †	67,500	986,175
Valmont Industries, Inc.	5,800	792,222
Williams Scotsman Corp. †	227,900	2,322,301
		8,231,236
Construction materials (1.0%)
Eagle Materials, Inc.	34,640	2,647,882
		2,647,882
Containers and packaging (0.4%)
Berry Plastics Group, Inc. †	20,189	1,059,317
		1,059,317
Diversified consumer services (0.2%)
frontdoor, Inc. †	17,466	558,912
		558,912
Diversified financial services (0.1%)
FGL Holdings (Bermuda) †	47,300	392,590
		392,590
Diversified telecommunication services (0.7%)
Zayo Group Holdings, Inc. †	73,600	1,825,280
		1,825,280
Electric utilities (1.3%)
ALLETE, Inc.	10,300	834,815
El Paso Electric Co.	16,345	879,361
Portland General Electric Co.	38,100	1,910,334
		3,624,510

Small Cap Value Fund 21

COMMON STOCKS (93.9%)* cont.	Shares	Value
Electrical equipment (1.1%)
Acuity Brands, Inc.	9,780	$1,272,574
nVent Electric PLC (United Kingdom)	30,900	849,132
Powell Industries, Inc.	25,401	815,118
		2,936,824
Electronic equipment, instruments, and components (4.3%)
Anixter International, Inc. †	13,100	768,708
Bel Fuse, Inc. Class A	1,887	38,853
Bel Fuse, Inc. Class B	23,483	574,159
Evertz Technologies, Ltd. (Canada)	43,401	542,533
II-VI, Inc. †	59,441	2,525,054
Jabil, Inc.	87,500	2,485,000
Knowles Corp. †	118,190	1,924,133
SYNNEX Corp.	28,851	2,830,860
		11,689,300
Energy equipment and services (1.0%)
Natural Gas Services Group, Inc. †	38,946	719,722
Patterson-UTI Energy, Inc.	39,222	520,084
Select Energy Services, Inc. Class A †	132,255	1,333,130
		2,572,936
Entertainment (2.5%)
IMAX Corp. (Canada) † S	85,403	1,956,583
Lions Gate Entertainment Corp. Class A S	101,631	1,570,199
Madison Square Garden Co. (The) Class A †	11,402	3,285,372
		6,812,154
Equity real estate investment trusts (REITs) (3.0%)
Columbia Property Trust, Inc. R	78,200	1,691,466
Gaming and Leisure Properties, Inc. R	43,140	1,569,433
QTS Realty Trust, Inc. Class A R	48,855	2,038,719
RLJ Lodging Trust R	56,784	1,054,479
Tier REIT, Inc. R	71,200	1,726,600
		8,080,697
Food and staples retail (0.3%)
United Natural Foods, Inc. †	60,100	902,101
		902,101
Food products (0.1%)
Limoneira Co.	14,419	337,405
		337,405
Health-care equipment and supplies (0.5%)
Accuray, Inc. †	300,530	1,448,555
		1,448,555
Health-care providers and services (2.7%)
Acadia Healthcare Co., Inc. †	36,900	970,101
Brookdale Senior Living, Inc. †	210,654	1,424,021
Cross Country Healthcare, Inc. †	184,850	1,615,589
Magellan Health, Inc. †	33,500	2,281,685
Select Medical Holdings Corp. †	67,900	1,006,278
		7,297,674

22 Small Cap Value Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value
Hotels, restaurants, and leisure (6.3%)
Bloomin’ Brands, Inc.	64,964	$1,343,456
Carrols Restaurant Group, Inc. †	188,584	2,015,963
Cedar Fair LP	73,638	3,902,814
Cheesecake Factory, Inc. (The)	45,042	2,130,487
Dave & Buster’s Entertainment, Inc.	64,832	3,327,827
Del Taco Restaurants, Inc. †	50,176	518,820
Papa John’s International, Inc.	37,900	1,656,609
Penn National Gaming, Inc. †	32,507	807,799
Scientific Games Corp. Class A † S	47,300	1,374,538
		17,078,313
Household durables (0.5%)
William Lyon Homes Class A †	93,200	1,318,780
		1,318,780
Insurance (2.2%)
American Equity Investment Life Holding Co.	122,830	3,887,570
Heritage Insurance Holdings, Inc.	139,000	2,073,880
		5,961,450
Interactive media and services (0.6%)
Cars.com, Inc. † S	65,230	1,535,514
		1,535,514
IT Services (2.2%)
Information Services Group, Inc. †	125,896	542,612
Perficient, Inc. †	102,900	2,943,969
Perspecta, Inc.	119,000	2,510,900
		5,997,481
Leisure products (1.5%)
Brunswick Corp.	14,611	770,584
Clarus Corp.	161,707	1,969,591
MasterCraft Boat Holdings, Inc. †	50,500	1,245,835
		3,986,010
Machinery (4.6%)
Alamo Group, Inc.	10,100	970,004
ATS Automation Tooling Systems, Inc. (Canada) †	48,750	686,453
Columbus McKinnon Corp./NY	35,600	1,333,220
Deutz AG (Germany)	222,978	1,614,331
DMC Global, Inc.	36,422	1,711,106
Federal Signal Corp.	101,900	2,504,702
Manitex International, Inc. † S	184,715	1,411,223
Rexnord Corp. †	80,100	2,136,267
		12,367,306
Marine (0.1%)
Stolt-Nielsen, Ltd. (United Kingdom)	25,744	346,597
		346,597
Media (0.6%)
Beasley Broadcast Group, Inc. Class A	43,145	177,326
Tribune Publishing Co. †	115,050	1,387,503
		1,564,829

Small Cap Value Fund 23

COMMON STOCKS (93.9%)* cont.	Shares	Value
Metals and mining (1.0%)
Allegheny Technologies, Inc. † S	72,390	$2,072,526
Carpenter Technology Corp.	7,584	355,993
Ferroglobe Representation & Warranty Insurance Trust †	270,395	—
Major Drilling Group International, Inc. (Canada) †	49,982	178,134
		2,606,653
Mortgage real estate investment trusts (REITs) (0.7%)
Granite Point Mortgage Trust, Inc. R	99,500	1,892,490
		1,892,490
Oil, gas, and consumable fuels (8.0%)
Andeavor Logistics LP (Units)	60,300	2,121,354
Berry Petroleum Corp.	88,500	1,126,605
Callon Petroleum Co. †	159,523	1,220,351
Chaparral Energy, Inc. Class A † S	81,139	438,151
Encana Corp. (Canada)	540,625	3,919,531
Magnolia Oil & Gas Corp. †	86,300	1,061,490
Matador Resources Co. † S	78,400	1,458,240
Parsley Energy, Inc. Class A †	38,100	691,134
Riviera Resources, Inc./Linn †	37,048	550,904
Roan Resources, Inc. †	104,001	808,088
Scorpio Tankers, Inc.	121,600	2,238,656
Seven Generations Energy, Ltd. Class A (Canada) †	66,900	489,060
Vermilion Energy, Inc. (Canada)	213,880	5,470,720
		21,594,284
Pharmaceuticals (0.5%)
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,894,000	1,249,839
		1,249,839
Professional services (0.6%)
BancTec, Inc. 144A CVR F	160,833	—
Franklin Covey, Co. †	28,725	747,425
Willdan Group, Inc. †	20,959	793,927
		1,541,352
Real estate management and development (0.4%)
Newmark Group, Inc. Class A	116,400	1,077,864
		1,077,864
Road and rail (0.9%)
Saia, Inc. †	10,600	701,296
Schneider National, Inc. Class B	52,700	1,153,603
US Xpress Enterprises, Inc. Class A †	67,147	587,536
		2,442,435
Semiconductors and semiconductor equipment (2.4%)
Brooks Automation, Inc.	41,589	1,335,423
Cohu, Inc.	80,300	1,436,567
Mellanox Technologies, Ltd. (Israel) †	13,835	1,486,432
Photronics, Inc. †	217,000	2,128,770
		6,387,192
Software (2.4%)
Avaya Holdings Corp. †	87,900	1,361,571
j2 Global, Inc.	29,500	2,507,795
Nuance Communications, Inc. †	88,300	1,480,791

24 Small Cap Value Fund

COMMON STOCKS (93.9%)* cont.	Shares	Value
Software cont.
TiVo Corp.	97,100	$973,913
Upland Software, Inc. †	1,596	56,020
		6,380,090
Specialty retail (2.4%)
American Eagle Outfitters, Inc.	46,384	946,234
Citi Trends, Inc.	29,400	636,216
MarineMax, Inc. †	129,074	2,533,723
RTW RetailWinds, Inc. †	156,130	474,635
Sportsman’s Warehouse Holdings, Inc. † S	286,034	1,799,154
		6,389,962
Technology hardware, storage, and peripherals (0.9%)
Electronics For Imaging, Inc. †	89,712	2,425,812
		2,425,812
Textiles, apparel, and luxury goods (0.3%)
Delta Apparel, Inc. †	33,540	792,886
		792,886
Thrifts and mortgage finance (1.4%)
First Defiance Financial Corp.	31,937	988,131
OceanFirst Financial Corp.	32,474	818,345
Territorial Bancorp, Inc.	15,198	427,064
Washington Federal, Inc.	53,100	1,629,108
		3,862,648
Tobacco (0.4%)
Turning Point Brands, Inc.	27,200	1,112,208
		1,112,208
Trading companies and distributors (0.3%)
Herc Holdings, Inc. †	12,891	567,204
Houston Wire & Cable Co. †	65,514	370,154
		937,358
Transportation infrastructure (0.5%)
Macquarie Infrastructure Co., LLC	35,000	1,431,150
		1,431,150
Total common stocks (cost $248,315,583)		$253,486,752

INVESTMENT COMPANIES (2.5%)*	Shares	Value
Ares Capital Corp.	108,800	$1,884,416
Bain Capital Specialty Finance, Inc.	57,070	1,152,243
Golub Capital BDC, Inc.	89,049	1,642,954
PennantPark Investment Corp.	186,861	1,332,319
TriplePoint Venture Growth BDC Corp.	62,081	789,670
Total investment companies (cost $6,484,179)		$6,801,602

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Bank of America N.A.
Dril-Quip, Inc. (Call)	Mar-19/$35.00	$358,222	$8,407	$64,408
Barclays Bank PLC
Callon Petroleum Co. (Call)	Jul-19/7.00	136,782	17,880	25,208

Small Cap Value Fund 25

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty cont.	price	amount	amount	Value
Citibank, N.A.
Cross Country Healthcare, Inc. (Call)	Mar-19/$7.50	$284,784	$32,584	$43,203
Donnelley Financial Solution (Call)	Apr-19/12.50	559,931	39,404	79,226
Eagle Materials, Inc. (Call)	Apr-19/65.00	589,429	7,711	93,189
UBS AG
Clean Harbors, Inc. (Call)	Apr-19/40.00	804,236	11,827	332,847
Total purchased options outstanding (cost $579,278)				$638,081

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Inflation Index Notes 2.125%, 2/15/41 [i]	$95,242	$115,312
Total U.S. treasury obligations (cost $115,312)		$115,312

	Principal amount/
SHORT-TERM INVESTMENTS (8.6%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.67% [d]	Shares	9,613,695	$9,613,695
Putnam Short Term Investment Fund 2.58% L	Shares	12,287,820	12,287,820
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.35% P	Shares	500,000	500,000
U.S. Treasury Bills 2.481%, 4/18/19		$158,000	157,498
U.S. Treasury Bills 2.473%, 7/25/19		209,000	206,959
U.S. Treasury Bills 2.462%, 7/18/19		354,000	350,702
Total short-term investments (cost $23,116,674)			$23,116,674

TOTAL INVESTMENTS
Total investments (cost $278,611,026)	$284,158,421

Key to holding’s abbreviations

CVR	Contingent Value Rights

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $270,093,812.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs.

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

26 Small Cap Value Fund

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$11,737,777	$—	$—
Consumer discretionary	32,669,069	—	—
Consumer staples	4,079,578	—	—
Energy	24,167,220	—	—
Financials	52,850,760	—	—
Health care	9,996,068	—	—
Industrials	49,346,394	—	—**
Information technology	41,228,831	—	—
Materials	14,627,984	—	—
Real estate	9,158,561	—	—
Utilities	3,624,510	—	—
Total common stocks	253,486,752	—	—

Investment companies	6,801,602	—	—
Purchased options outstanding	—	638,081	—
U.S. treasury obligations	—	115,312	—
Short-term investments	12,787,820	10,328,854	—
Totals by level	$273,076,174	$11,082,247	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

** Value of Level 3 security is $—.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 27

Statement of assets and liabilities 2/28/19

ASSETS
Investment in securities, at value, including $9,139,249 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $256,709,511)	$262,256,906
Affiliated issuers (identified cost $21,901,515 (Notes 1 and 5)	21,901,515
Cash	269,921
Dividends, interest and other receivables	333,632
Receivable for shares of the fund sold	202,441
Receivable for investments sold	5,690,042
Receivable for investor servicing fees (Note 2)	159,312
Prepaid assets	42,809
Total assets	290,856,578

LIABILITIES
Payable for investments purchased	9,665,320
Payable for shares of the fund repurchased	399,489
Payable for compensation of Manager (Note 2)	127,075
Payable for custodian fees (Note 2)	74,969
Payable for Trustee compensation and expenses (Note 2)	113,725
Payable for administrative services (Note 2)	1,107
Payable for distribution fees (Note 2)	64,510
Collateral on securities loaned, at value (Note 1)	9,613,695
Collateral on certain derivative contracts, at value (Notes 1 and 8)	615,312
Other accrued expenses	87,564
Total liabilities	20,762,766

Net assets	$270,093,812

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$307,372,571
Total distributable earnings (Note 1)	(37,278,759)
Total — Representing net assets applicable to capital shares outstanding	$270,093,812

(Continued on next page)

28 Small Cap Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($138,636,391 divided by 13,042,862 shares)	$10.63
Offering price per class A share (100/94.25 of $10.63)*	$11.28
Net asset value and offering price per class B share ($1,773,851 divided by 225,507 shares)**	$7.87
Net asset value and offering price per class C share ($9,845,061 divided by 1,257,358 shares)**	$7.83
Net asset value and redemption price per class M share ($1,888,216 divided by 208,491 shares)	$9.06
Offering price per class M share (100/96.50 of $9.06)*	$9.39
Net asset value, offering price and redemption price per class R share
($1,050,485 divided by 101,593 shares)	$10.34
Net asset value, offering price and redemption price per class R5 share
($445,618 divided by 39,348 shares)	$11.33
Net asset value, offering price and redemption price per class R6 share
($36,573,518 divided by 3,231,921 shares)	$11.32
Net asset value, offering price and redemption price per class Y share
($79,880,672 divided by 7,079,594 shares)	$11.28

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 29

Statement of operations Year ended 2/28/19

INVESTMENT INCOME
Dividends (net of foreign tax of $80,955)	$4,510,627
Interest (including interest income of $471,427 from investments in affiliated issuers) (Note 5)	502,812
Securities lending (net of expenses) (Notes 1 and 5)	359,219
Total investment income	5,372,658

EXPENSES
Compensation of Manager (Note 2)	1,992,609
Investor servicing fees (Note 2)	633,107
Custodian fees (Note 2)	109,704
Trustee compensation and expenses (Note 2)	16,176
Distribution fees (Note 2)	549,754
Administrative services (Note 2)	8,818
Other	264,013
Total expenses	3,574,181
Expense reduction (Note 2)	(534,996)
Net expenses	3,039,185

Net investment income	2,333,473

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(22,503,482)
Foreign currency transactions (Note 1)	(11,594)
Futures contracts (Note 1)	(1,120,456)
Written options (Note 1)	4,325,127
Total net realized loss	(19,310,405)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	8,611,717
Assets and liabilities in foreign currencies	(921)
Written options	506,696
Total change in net unrealized appreciation	9,117,492

Net loss on investments	(10,192,913)

Net decrease in net assets resulting from operations	$(7,859,440)

The accompanying notes are an integral part of these financial statements.

30 Small Cap Value Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/19	Year ended 2/28/18
Operations
Net investment income	$2,333,473	$1,332,165
Net realized gain (loss) on investments
and foreign currency transactions	(19,310,405)	111,426,373
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	9,117,492	(100,608,932)
Net increase (decrease) in net assets resulting
from operations	(7,859,440)	12,149,606
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(1,081,577)	(734,076)
Class B	(9,146)	—
Class C	(43,376)	—
Class M	(6,961)	(1,580)
Class R	(5,795)	(2,598)
Class R5	(4,245)	(3,851)
Class R6	(396,349)	(448,698)
Class Y	(730,421)	(873,027)
Net realized short-term gain on investments
Class A	(17,287,847)	(10,893,320)
Class B	(301,500)	(216,480)
Class C	(1,692,614)	(1,540,987)
Class M	(169,976)	(111,734)
Class R	(119,663)	(65,056)
Class R5	(53,153)	(32,372)
Class R6	(4,643,057)	(3,329,232)
Class Y	(9,954,825)	(9,046,357)
From net realized long-term gain on investments
Class A	(3,186,052)	(35,181,255)
Class B	(55,564)	(699,147)
Class C	(311,939)	(4,976,799)
Class M	(31,325)	(360,858)
Class R	(22,053)	(210,104)
Class R5	(9,795)	(104,551)
Class R6	(855,688)	(10,752,144)
Class Y	(1,834,720)	(29,216,269)
From return of capital
Class A	(738,192)	—
Class B	(6,242)	—
Class C	(29,604)	—
Class M	(4,751)	—
Class R	(3,955)	—
Class R5	(2,897)	—
Class R6	(270,514)	—
Class Y	(498,522)	—
Decrease from capital share transactions (Note 4)	(39,718,625)	(25,460,431)
Total decrease in net assets	(91,940,383)	(122,111,320)

NET ASSETS
Beginning of year	362,034,195	484,145,515
End of year (Note 1)	$270,093,812	$362,034,195

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund 31

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
February 28, 2019	$13.06	.07	(.56)	(.49)	(.09)	(1.79)	(.06)	(1.94)	$10.63	(2.78)	$138,636	1.22	.58	534
February 28, 2018	17.69	.03	.50	.53	(.08)	(5.08)	—	(5.16)	13.06	2.85	159,252	1.21	.18	469
February 28, 2017	12.82	.08	4.91	4.99	(.12)	—	—	(.12)	17.69	38.90	187,839	1.18[d]	.53[d]	63
February 29, 2016	15.34	.10	(1.87)	(1.77)	(.13)	(.58)	(.04)	(.75)	12.82	(12.04)	142,656	1.15	.70	62
February 28, 2015	15.45	.09	.42	.51	(.12)	(.50)	—	(.62)	15.34	3.40	172,363	1.18	.60	54
Class B
February 28, 2019	$10.21	(.01)	(.46)	(.47)	(.05)	(1.79)	(.03)	(1.87)	$7.87	(3.57)	$1,774	1.97	(.10)	534
February 28, 2018	14.93	(.08)	.44	.36	—	(5.08)	—	(5.08)	10.21	2.21	2,594	1.96	(.56)	469
February 28, 2017	10.86	(.03)	4.14	4.11	(.04)	—	—	(.04)	14.93	37.80	3,424	1.93[d]	(.25)[d]	63
February 29, 2016	13.10	—[e]	(1.59)	(1.59)	(.05)	(.58)	(.02)	(.65)	10.86	(12.68)	2,398	1.90	(.03)	62
February 28, 2015	13.28	(.02)	.35	.33	(.01)	(.50)	—	(.51)	13.10	2.60	3,398	1.93	(.16)	54
Class C
February 28, 2019	$10.16	(.01)	(.46)	(.47)	(.04)	(1.79)	(.03)	(1.86)	$7.83	(3.60)	$9,845	1.97	(.08)	534
February 28, 2018	14.88	(.08)	.44	.36	—	(5.08)	—	(5.08)	10.16	2.21	18,306	1.96	(.57)	469
February 28, 2017	10.82	(.03)	4.13	4.10	(.04)	—	—	(.04)	14.88	37.88	22,025	1.93[d]	(.23)[d]	63
February 29, 2016	13.09	(.01)	(1.60)	(1.61)	(.06)	(.58)	(.02)	(.66)	10.82	(12.78)	15,527	1.90	(.05)	62
February 28, 2015	13.29	(.02)	.36	.34	(.04)	(.50)	—	(.54)	13.09	2.68	17,701	1.93	(.15)	54
Class M
February 28, 2019	$11.44	(.04)[f]	(.45)	(.49)	(.06)	(1.79)	(.04)	(1.89)	$9.06	(3.27)	$1,888	1.72	(.34)[f]	534
February 28, 2018	16.12	(.05)	.47	.42	(.02)	(5.08)	—	(5.10)	11.44	2.39	1,368	1.71	(.32)	469
February 28, 2017	11.70	—[e]	4.48	4.48	(.06)	—	—	(.06)	16.12	38.26	1,482	1.68[d]	.03[d]	63
February 29, 2016	14.06	.03	(1.72)	(1.69)	(.07)	(.58)	(.02)	(.67)	11.70	(12.51)	1,097	1.65	.21	62
February 28, 2015	14.22	.01	.38	.39	(.05)	(.50)	—	(.55)	14.06	2.85	1,524	1.68	.10	54
Class R
February 28, 2019	$12.76	.04	(.55)	(.51)	(.07)	(1.79)	(.05)	(1.91)	$10.34	(3.07)	$1,050	1.47	.28	534
February 28, 2018	17.40	(.02)	.51	.49	(.05)	(5.08)	—	(5.13)	12.76	2.64	1,146	1.46	(.10)	469
February 28, 2017	12.62	.04	4.82	4.86	(.08)	—	—	(.08)	17.40	38.55	977	1.43[d]	.29[d]	63
February 29, 2016	15.12	.06	(1.85)	(1.79)	(.10)	(.58)	(.03)	(.71)	12.62	(12.28)	743	1.40	.39	62
February 28, 2015	15.25	.05	.41	.46	(.09)	(.50)	—	(.59)	15.12	3.14	772	1.43	.35	54
Class R5
February 28, 2019	$13.79	.12	(.59)	(.47)	(.12)	(1.79)	(.08)	(1.99)	$11.33	(2.50)	$446.89		.91	534
February 28, 2018	18.39	.08	.54	.62	(.14)	(5.08)	—	(5.22)	13.79	3.29	555.89		.48	469
February 28, 2017	13.32	.13	5.11	5.24	(.17)	—	—	(.17)	18.39	39.36	469	.87[d]	.80[d]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.16)	(.58)	(.05)	(.79)	13.32	(11.73)	14.86		.96	62
February 28, 2015	15.98	.15	.43	.58	(.16)	(.50)	—	(.66)	15.90	3.76	12.88		.90	54

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Value Fund	Small Cap Value Fund 33

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class R6
February 28, 2019	$13.78	.14	(.59)	(.45)	(.13)	(1.79)	(.09)	(2.01)	$11.32	(2.39)	$36,574.79		1.07	534
February 28, 2018	18.39	.10	.53	.63	(.16)	(5.08)	—	(5.24)	13.78	3.33	52,510.79		.59	469
February 28, 2017	13.31	.14	5.12	5.26	(.18)	—	—	(.18)	18.39	39.54	56,106	.77[d]	.85[d]	63
February 29, 2016	15.90	.15	(1.94)	(1.79)	(.17)	(.58)	(.05)	(.80)	13.31	(11.71)	21,860.76		.97	62
February 28, 2015	15.99	.16	.43	.59	(.18)	(.50)	—	(.68)	15.90	3.81	13,129.78		1.00	54
Class Y
February 28, 2019	$13.74	.12	(.60)	(.48)	(.11)	(1.79)	(.08)	(1.98)	$11.28	(2.66)	$79,881.97		.93	534
February 28, 2018	18.33	.08	.53	.61	(.12)	(5.08)	—	(5.20)	13.74	3.20	126,302.96		.45	469
February 28, 2017	13.27	.12	5.09	5.21	(.15)	—	—	(.15)	18.33	39.30	211,823	.93[d]	.76[d]	63
February 29, 2016	15.86	.14	(1.94)	(1.80)	(.16)	(.58)	(.05)	(.79)	13.27	(11.86)	146,979.90		.94	62
February 28, 2015	15.95	.14	.43	.57	(.16)	(.50)	—	(.66)	15.86	3.68	148,321.93		.86	54

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Amount represents less than $0.01 per share.

f The net investment income ratio and per share amount shown for the period ending February 28, 2019 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

The accompanying notes are an integral part of these financial statements.

34 Small Cap Value Fund	Small Cap Value Fund 35

Notes to financial statements 2/28/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2018 through February 28, 2019.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Under normal circumstances, the fund invests at least 80% of its net assets in companies of a size similar to those in the Russell 2000 Value Index. This policy may be changed only after 60 days’ notice to shareholders. As of April 30, 2018, the index was composed of companies having market capitalizations of between approximately $16.9 million and $8.5 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Small Cap Value Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Small Cap Value Fund 37

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to generate additional income for the portfolio, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

38 Small Cap Value Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $9,613,695 and the value of securities loaned amounted to $9,236,375. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Small Cap Value Fund 39

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $33,850,823 recognized during the period between November 1, 2018 and February 28, 2019 to its fiscal year ending February 29, 2020.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $3,813 to its fiscal year ending February 29, 2020 of late year ordinary losses ((i) ordinary losses recognized between January 1, 2019 and February 28, 2019, and (ii) specified ordinary and currency losses recognized between November 1, 2018 and February 28, 2019).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from late year loss deferrals, from nontaxable dividends, from redesignation of taxable distributions and from return of capital due to distributions which exceed those required under the excise rules. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $59,415 to decrease undistributed net investment income, $5,589 to decrease paid-in capital and $65,004 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,225,412
Unrealized depreciation	(11,650,081)
Net unrealized depreciation	(3,424,669)
Post-October capital loss deferral	(33,850,823)
Late year ordinary loss deferral	(3,813)
Cost for federal income tax purposes	$287,583,090

For the fiscal year ended February 28, 2018, the fund had distributions in excess of net investment income of $1.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

40 Small Cap Value Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.620% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$343,622	Class R5	744
Class B	4,908	Class R6	22,723
Class C	27,639	Class Y	227,815
Class M	3,217	Total	$633,107
Class R	2,439

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $5,387 under the expense offset arrangements and by $529,609 under the brokerage/service arrangements.

Small Cap Value Fund 41

Each Independent Trustee of the fund receives an annual Trustee fee, of which $179, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$386,791
Class B	1.00%	1.00%	22,115
Class C	1.00%	1.00%	124,597
Class M	1.00%	0.75%	10,761
Class R	1.00%	0.50%	5,490
Total			$549,754

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,007 and $126 from the sale of class A and class M shares, respectively, and received $501 and $323 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $34 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,570,287,278	$1,631,141,265
U.S. government securities (Long-term)	—	—
Total	$1,570,287,278	$1,631,141,265

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

42 Small Cap Value Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class A	Shares	Amount	Shares	Amount
Shares sold	1,364,903	$16,926,708	1,418,479	$22,824,857
Shares issued in connection with
reinvestment of distributions	2,144,870	21,470,170	3,392,990	44,583,894
	3,509,773	38,396,878	4,811,469	67,408,751
Shares repurchased	(2,656,185)	(32,336,096)	(3,242,670)	(53,946,918)
Net increase	853,588	$6,060,782	1,568,799	$13,461,833

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class B	Shares	Amount	Shares	Amount
Shares sold	14,500	$124,449	30,975	$399,949
Shares issued in connection with
reinvestment of distributions	49,385	366,435	88,286	907,575
	63,885	490,884	119,261	1,307,524
Shares repurchased	(92,590)	(868,828)	(94,319)	(1,276,102)
Net increase (decrease)	(28,705)	$(377,944)	24,942	$31,422

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class C	Shares	Amount	Shares	Amount
Shares sold	152,305	$1,438,644	227,197	$3,062,701
Shares issued in connection with
reinvestment of distributions	280,945	2,073,377	633,875	6,484,542
	433,250	3,512,021	861,072	9,547,243
Shares repurchased	(978,487)	(9,451,022)	(538,265)	(7,159,490)
Net increase (decrease)	(545,237)	$(5,939,001)	322,807	$2,387,753

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class M	Shares	Amount	Shares	Amount
Shares sold	82,589	$665,285	17,823	$283,844
Shares issued in connection with
reinvestment of distributions	24,404	208,411	40,398	465,390
	106,993	873,696	58,221	749,234
Shares repurchased	(18,054)	(192,373)	(30,603)	(431,388)
Net increase	88,939	$681,323	27,618	$317,846

Small Cap Value Fund 43

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class R	Shares	Amount	Shares	Amount
Shares sold	23,413	$273,864	39,236	$619,815
Shares issued in connection with
reinvestment of distributions	15,551	151,465	21,632	277,757
	38,964	425,329	60,868	897,572
Shares repurchased	(27,168)	(361,690)	(27,216)	(465,956)
Net increase	11,796	$63,639	33,652	$431,616

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	4,668	$60,778	10,524	$180,497
Shares issued in connection with
reinvestment of distributions	6,581	70,089	10,164	140,773
	11,249	130,867	20,688	321,270
Shares repurchased	(12,166)	(159,791)	(5,941)	(109,773)
Net increase (decrease)	(917)	$(28,924)	14,747	$211,497

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	822,036	$10,860,453	687,622	$11,647,867
Shares issued in connection with
reinvestment of distributions	579,474	6,165,608	1,049,861	14,530,074
	1,401,510	17,026,061	1,737,483	26,177,941
Shares repurchased	(1,980,266)	(25,877,169)	(977,795)	(16,886,667)
Net increase (decrease)	(578,756)	$(8,851,108)	759,688	$9,291,274

	YEAR ENDED 2/28/19		YEAR ENDED 2/28/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,737,046	$22,678,416	5,180,735	$91,186,345
Shares issued in connection with
reinvestment of distributions	1,212,987	12,881,927	2,774,442	38,287,303
	2,950,033	35,560,343	7,955,177	129,473,648
Shares repurchased	(5,066,090)	(66,887,735)	(10,314,940)	(181,067,320)
Net decrease	(2,116,057)	$(31,327,392)	(2,359,763)	$(51,593,672)

44 Small Cap Value Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 2/28/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$35,883,646	$203,334,594	$229,604,545	$737,786	$9,613,695
Putnam Short Term
Investment Fund**	$24,225,064	406,956,102	418,893,346	471,427	12,287,820
Total Short-term
investments	$60,108,710	$610,290,696	$648,497,891	$1,209,213	$21,901,515

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$510,000
Written equity option contracts (contract amount)	$500,000
Futures contracts (number of contracts)	100

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$638,081		$—
Total		$638,081		$—

Small Cap Value Fund 45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Options	Futures	Total
Equity contracts	$1,286,490	$(1,120,456)	$166,034
Total	$1,286,490	$(1,120,456)	$166,034

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(251,758)	$(251,758)
Total	$(251,758)	$(251,758)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N. A.	UBS AG	Total
Assets:
Purchased options**#	$64,408	$25,208	$215,618	$332,847	$638,081
Total Assets	$64,408	$25,208	$215,618	$332,847	$638,081
Liabilities:
Written options#	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—
Total Financial and Derivative	$64,408	$25,208	$215,618	$332,847	$638,081
Net Assets
Total collateral received (pledged)†##	$—	$25,208	$215,618	$250,000
Net amount	$64,408	$—	$—	$82,847
Controlled collateral received (including
TBA commitments)**	$—	$115,312	$250,000	$250,000	$615,312
Uncontrolled collateral received	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Small Cap Value Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,174,372 as a capital gain dividend with respect to the taxable year ended February 28, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund has designated 9.82% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

For the reporting period, the fund hereby designates 12.39%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $205,249 of distributions paid as qualifying to be taxed as interest-related dividends, and $34,222,635 to be taxed as short-term capital gain dividends for nonresident alien shareholders.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

Small Cap Value Fund 47

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

48 Small Cap Value Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of February 28, 2019, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Small Cap Value Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

50 Small Cap Value Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

Small Cap Value Fund 51

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Small Cap Value Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Call Putnam at 1-800-225-1581.

AN069 315947 4/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In February 2018, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Prohibition of investing in public coin offerings or token offerings, (ii) Removal of monetary fines as available sanctions for violations of the Code of Ethics, and (iii) Expanded definition of “Immediate Family Member”.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2019	$49,953	$ —	$4,813	$ —
February 28, 2018	$49,702	$ —	$4,675	$ —

For the fiscal years ended February 28, 2019 and February 28, 2018, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,813 and $4,675 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2019	$ —	$ —	$ —	$ —
February 28, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019